                                                                    Exhibit 99.1

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is entered into as of December 17, 2001 (the "Effective Date"), by and between LTC Properties, Inc., a Maryland corporation ("Assignor") and a subsidiary of LTC Healthcare, Inc., a Nevada corporation, Healthcare Holdings, Inc., a Nevada corporation ("Assignee").

WHEREAS, Assisted Living Centers, Inc. ("ALF") a tenant of Assignor, filed bankruptcy in the U.S. Bankruptcy Court, Chapter 11, Case Nos. 01-10670 and 01-10674 and is expected to emerge from bankruptcy on January 1, 2002. On or before such emergence, reorganized ALF will issue new common stock, as more fully described in the Description of the New Common Stock (hereinafter "ALF Stock") attached to this Agreement as Exhibit "A" (the date upon which the ALF
                                      -----------
Stock is issued shall be referred to as the "Issuance Date");

WHEREAS, ALF filed a Disclosure Statement Accompanying Joint Plan of Reorganization ("Plan") dated as of October 1, 2001 and First Amendment dated October 30, 2001 with such Plan being confirmed on December 5, 2001 and expected to become effective in the near future, with ALF Stock being issued hereunder;

WHEREAS, Assignor holds the right to receive ALF Stock (the "Stock Rights") and desires to assign to Assignee, and Assignee desires to assume, the Stock Rights, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Assignment and Assumption. As of the Effective Date and subject to
          -------------------------
     receipt by Assignor of the Purchase Price as well as the full and complete satisfaction of all other terms and conditions of both parties contained in this Agreement, Assignor hereby assigns, and Assignee hereby assumes, the Stock Rights.

     2.   Purchase Price. In consideration of the assignment of Stock Rights
          --------------
     (the "Assignment") Assignee shall pay to Assignor the sum of Seven Million and 00/100 Dollars ($7,000,000.00) (the "Purchase Price"). The Purchase Price shall be paid by Assignee by delivery to Assignor of an executed original promissory note effective as of the Effective Date made by Assignee and payable to Assignor ("Note") having a face amount equal to the Purchase Price. The Note shall be full recourse to all assets of Assignee, secured by a pledge of Assignee's assets, which asset pledge is effective as of the Effective Date (to be in form and substance mutually agreed upon by the parties) (the "Asset Pledge"). Assignee shall execute and deliver to Assignor such other items as may be reasonably requested by Assignor (or its lenders) from time to time, evidencing and/or securing the pledge of the assets. In addition to being secured by the Asset Pledge, the Note shall have the following terms: (i) the Note shall bear interest at the rate of 5% compounded annually ("Compounded Interest") and accruing to the principal balance, plus interest at the rate of 2% on the original principal balance of $7,000,000 and payable in cash annually; (ii) there shall be no regular payments of principal, with all amounts (both principal and Compounded Interest) coming due on December 31, 2006 (or earlier in the event that Assignee defaults on its obligations and Assignor accelerates payment), provided however to the extent that Assignee sells all or a portion of the ALF Stock, one hundred percent (100%) of the proceeds must be remitted to the Assignor to be applied as provided in the Note. All other terms and conditions are to be mutually agreed upon by the parties.

     3.   Ownership. ALF Stock will be deemed owned by Assignee upon issuance.
          ---------

     4.   Representations and Warranties of Assignor Assignor hereby represents
          ------------------------------------------
     and warrants to Assignee as follows:

          (a) The Stock Rights are being assigned to Assignee free and clear of all liens and encumbrances.

          (b) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

          (c) Assignor has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Assignor of this Agreement (and the other documents executed by it in connection with this Agreement to which it is a party) have been duly authorized by all necessary corporate action by Assignor, and this Agreement (and the other documents executed in connection with this Agreement to which it is a party) constitute a valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to: (i) bankruptcy, insolvency, reorganization and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

          (d) The execution, delivery and performance of this Agreement (and the other documents executed in connection with this Agreement to which it is a party) by Assignor will not (with or without the giving of notice or the passage of time, or both) (i) violate any applicable provision of law or any rule or regulation of any administrative agency or governmental authority applicable to Assignor, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Assignor, (ii) violate the organizational documents of Assignor, (iii) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, license, or other instrument to which Assignor is a party or by which Assignor is bound, or any license, permit or certificate held by Assignor, (iv) require any consent or approval by, notice to or registration with any governmental authority.

     5.   Representations and Warranties of Assignee. Assignee hereby represents
          ------------------------------------------
     and warrants to Assignor as follows:

          (a) Assignee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

          (b) Assignee has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Assignee of this Agreement (and the other documents executed by it in connection with this Agreement to which it is a party) have been duly authorized by all necessary corporate action by Assignee, and this Agreement (and the other documents executed in connection with this Agreement to which it is a party) constitute a valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to: (i) bankruptcy, insolvency, reorganization and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

          (c) The execution, delivery and performance of this Agreement (and the other documents executed in connection with this Agreement to which it is a party) by Assignee will not (with or without the giving of notice or the passage of time, or both) (i) violate any applicable provision of law or any rule or regulation of any administrative agency or governmental authority applicable to Assignee, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Assignee, (ii) violate the organizational documents of Assignee, (iii) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, license, or other instrument to which Assignee is a party or by which Assignor is bound, or any license, permit or certificate held by Assignee,
(iv) require any consent or approval by, notice to or registration with any governmental authority.

     6.   Further Assurances. Each of the parties shall, at any time and from
          ------------------
     time to time after the date hereof, fairly and in good faith, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, receipts, acknowledgements, acceptances and assurances as may be reasonably required to procure for each of the parties and their respective successors and assigns, the consideration to be delivered to them as provided for herein or otherwise to carry out the intent and purposes of this Agreement or to consummate any of the transactions contemplated hereby.

     7.   Choice of Law. This Agreement and the performance hereunder shall be
          -------------
     governed by, and construed in accordance with, the laws of the State of California, without giving effect to such State's rules governing the conflicts of laws.

     8.   Notices. All notices, requests, demands and other communications which
          -------
     a party is required to or may desire to give any other party in connection with this Agreement shall be in writing, and shall be personally delivered, delivered by facsimile transmission, delivered by nationally recognized overnight courier, or delivered by United States registered or certified mail, postage prepaid with return receipt requested, addressed as follows:

          If to the Assignor:                LTC Properties, Inc.
                    --------                 300 Esplanade Drive, Suite 1860
                                             Oxnard, CA 93030
                                             Attn: Alex Chavez
                                             805-981-8655 tel
                                             805-981-8663 fax

          With a copy (which shall not       Legal Department
          constitute notice) to:             LTC Properties, Inc.
                                             300 Esplanade Drive, Suite 1860
                                             Oxnard, CA 93030
                                             805-981-3611 tel
                                             805-981-3616 fax

          If to Assignee:                    Healthcare Holdings, Inc.
                --------                     300 Esplanade Drive, Suite 1860
                                             Oxnard, CA 93030
                                             Attn: Wendy Simpson
                                             805-981-8655 tel
                                             805-981-8663 fax

          With a copy (which shall not       LTC Healthcare, Inc.
          constitute notice) to:             300 Esplanade Drive, Suite 1860
                                             Oxnard, CA 93030
                                             Attn: Legal Department
                                             805-981-3611 tel
                                             805-981-3616 fax

     Any notice given in accordance with the provisions of this Section shall be deemed delivered upon proof of delivery. If notice is given by facsimile transmission in accordance with the provisions of this Section, said notice shall be deemed given at the time the sender receives electronic confirmation that the transmission has been successfully transmitted. The addressees or addresses set forth above may be changed from time to time by a notice sent to the other parties.

     9.   Amendments. This Agreement may not be amended or modified, nor may the
          ----------
     rights of any party hereunder be waived, except by a written document that is executed by each party hereto. No waiver of any provision of this Agreement shall be deemed to constitute a waiver of any other provision hereof, nor shall any waiver constitute a continuing waiver. The provisions of this Agreement may be altered, amended, or repealed, in whole or in part, only on the written consent of the parties hereto.

     10.  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
     between the parties hereto pertaining to the subject matter contained herein and supersedes any and all other prior or contemporaneous agreements, arrangements, and understandings, either oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by any party hereto, or anyone acting on behalf of any party.

     11.  Severability. It is intended that each section of this Agreement
          ------------
     should be viewed as separate and divisible, and in the event that any section, provision, covenant, or condition of this Agreement shall be held to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     12.  Waiver. No provision of this Agreement may be waived except in
          ------
     writing by the party (or by the requisite minimum vote of such party) entitled to the benefit of such provision.

     13.  Counterparts and Facsimile. This Agreement may be executed in any
          --------------------------
     number of counterparts, by facsimile and by different parties on separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of date first written above.

                                        ASSIGNOR:

                                        LTC PROPERTIES, INC.
                                        By:    /s/ WENDY SIMPSON
                                               --------------------------------
                                        Name:  Wendy Simpson
                                               --------------------------------
                                        Title: Chief Financial Officer
                                               --------------------------------

                                        ASSIGNEE:

                                        HEALTHCARE HOLDINGS, INC.
                                        By:    /s/ CHRISTOPHER ISHIKAWA
                                               --------------------------------
                                        Name:  Christopher Ishikawa
                                               --------------------------------
                                        Title: President
                                               --------------------------------

                                  Exhibit "A"
                                  -----------

                           DESCRIPTION OF ALF STOCK

     New Common Stock/ALF Stock means common stock of Reorganized ALC which is to be issued by Reorganized ALC on or after the Effective Date, as more fully described in the Description of the New Common Stock attached as
     Schedule 1.

                                  TERM SHEET

                              September 27, 2001


INTRODUCTION

The members (the "Noteholders") of the unofficial committee (the "Committee") of holders of the $86,250,000, 6% Convertible Subordinated Debentures due 2002 (the "6% Notes") issued by Assisted Living Concepts, Inc. ("Company" or the "Debtor") pursuant to that Indenture dated as of October 24, 1997 (the "6% Notes Indenture"), and the $75,000,000, 5.625% Convertible Subordinated Debentures due 2003 (the "5.625% Notes," and collectively with the 6% Notes, "Notes") issued by the Company pursuant to that Indenture dated as of April 13, 1998 (the "5.625% Notes Indenture," and collectively with the "6% Notes Indenture," the "Indentures"), as identified in Exhibit I hereto, will agree to support a restructuring transaction (the "Transaction") for Company and, those subsidiaries identified below ("Subsidiaries"; from time to time referred to collectively with the Company as the "Debtors") that incorporates the terms set forth below.

The terms discussed herein are part of a comprehensive compromise, each element of which is consideration for the other elements and an integral aspect of the proposed restructuring. 'This Term Sheet is proffered in nature of a settlement proposal in furtherance of settlement discussions, and is intended to be entitled to protection from any use or disclosure to any party or person pursuant to Federal Rule of Evidence 408, California Evidence Code Section 1152, and any other applicable statutes or doctrines protecting the use or disclosure. of confidential information and information exchanged in the context of settlement discussions. Notwithstanding the foregoing, should Company, its Subsidiaries and the Noteholders successfully negotiate a formal Lock-Up Agreement (the "Agreement"), this Term Sheet shall be incorporated in, form a part of and be subject to the terms and conditions set forth in the Agreement.

TREATMENT OF CLAIMS AND INTERESTS

The Transaction will be consummated by means of the filing of chapter 11 bankruptcy cases before a bankruptcy court in the District of Delaware or other district acceptable to the Company and the Committee, and the confirmation of a plan of reorganization that sets forth the Transaction. The Transaction will provide treatment for claims against and interests in Company and Subsidiaries, including the issuance of new securities, and certain other terms generally as described below. Unless otherwise set' forth herein, each class of claims will be satisfied in full by the delivery of the consideration described below upon consummation of the Transaction (the "Effective Date").

The Company will commence chapter 11 cases by filing or by causing the filing of voluntary petitions for relief under chapter I1 of the Bankruptcy Code for at least the following entities by no later than October 1, 2001 (the "Petition Date"): (1) the Company, (2) Carriage House Assisting Living, Inc., and (3) any other Subsidiary whose creditors have not waived all defaults existing as of the Petition Date under contracts or leases or that will arise as a result of the bankruptcy of the Company or a Subsidiary. The bankruptcy petitions shall be filed with a draft disclosure statement and a draft plan of reorganization that are acceptable to the Committee. Upon filing, the Company shall promptly request that the bankruptcy court schedule hearings to: (1) approve the disclosure statement no later than 30 days after the Petition Date, and (2) confirm the plan by no later than 75 days after the Petition Date. The parties will use their best efforts to ensure that the Effective Date occurs on or before January 31, 2002.

TREATMENT OF CLAIMS
-------------------

Mortgage Debt                      The Company and Committee shall jointly
                                   examine the existing mortgage debt on a case-by-case basis. The Company shall consult with the Committee to determine which mortgage debt should be impaired, unimpaired or refinanced.

Heller Debt                        Subject to the terms set forth below, the
                                   debt owed to Heller Healthcare Financing Inc.
                                   ("Heller") shall be either (a) refinanced upon exit from bankruptcy pursuant to terms agreeable to the Committee or (b) amended or modified, in a manner agreeable to the Committee, through a plan of reorganization.
                                   The Committee agrees that such post petition
                                   DIP financing shall not exceed $43.5 million, with $23.5 million to be earmarked to finance the Company's acquisition of the Meditrust properties; provided, however that if the Company does not acquire the Meditrust properties, the DIP financing shall not exceed $20 million.

                                   In addition, this Term Sheet and the
                                   Agreement are expressly conditioned. on the execution of a term sheet agreement between the Company and Heller for the provision by Heller of DIP financing on terms no less favorable to the Company as those terms contained in the Heller draft term sheet dated September 26, 2001.

Oregon Trust Deed Notes            The Company and its Subsidiaries will use
Washington Revenue Bonds           commercially reasonable efforts to ensure
Idaho Revenue Bonds                that no letters of credit are drawn down in
Ohio Revenue Bonds                 their entirety ("L/C Draw") by or on behalf
                                   of holders of or the representatives of
                                   holders of housing bonds ("Housing Bonds") that have been issued by or for the benefit of the Company or its Subsidiaries. With respect to each issue of Housing Bonds, in the event that an IJC Draw does not occur, such Housing Bonds shall remain unimpaired by the Transaction, and debt service will continue to be paid on such Housing Bond obligations in the ordinary course of business. Should an LC Draw occur, any remaining secured debt associated with the VC
                                   Draw shall be either refinanced on terms agreeable to the Committee or amended or modified, in: a manner agreeable to the Committee.

General Unsecured Claims           Except as set forth below, on the Effective
                                   Date, holders of allowed general unsecured claims against the Debtors, including allowed general unsecured claims arising from the Notes and from the Debtors' rejection of executory contracts and unexpired leases, shall receive, on a pro rata basis, a combination of new issues of senior secured notes ('New Senior Secured Notes"), junior secured notes ('New Junior Secured Notes" and, collectively with the New Senior Secured
                                   Notes, 'New Notes") and common stock ("New
                                   Common Stock") of the restructured Company
                                   ("Newco").

Trade Claims                       Unsecured trade debt will not be impaired and
                                   will be paid in the ordinary course of
                                   business.

Old Equity                         Holders of existing equity of the Company
                                   ("Old Equity") shall exchange their Old
                                   Equity for New Common Stock representing 4% of the equity of Newco.

THE NEW NOTES AND NEW COMMON STOCK

New Senior Secured Notes
------------------------

Principal Amount                   $40,250,000

Collateral                         Senior security interest in the collateral
                                   pledged for the benefit of the holders of New
                                   Notes (the "Note Collateral"), consisting of:
                                     (a)  a first security interest in all
                                          presently unencumbered real property
                                          owned by Company and by each
                                          Subsidiary for whom a chapter 11
                                          bankruptcy case is commenced;
                                     (b)  a first security interest --in all
                                          real property owned by Company and by
                                          each Subsidiary for whom a chapter 11
                                          bankruptcy case is commenced that
                                          becomes unencumbered before or as of
                                          the Effective Date;
                                     (c)  a first security interest- in certain
                                          real property owned by Home and
                                          Community, Inc. that is or becomes
                                          unencumbered before or as of the
                                          Effective Date; and
                                     (d)  to the extent the Note Collateral has
                                          a fair market value (as calculated
                                          below) of less than $75 million, a
                                          junior security interest in all of
                                          Heller's collateral (as defined in
                                          that certain exit financing term sheet
                                          between the Company and Heller, dated
                                          September 26; 2001), junior only to
                                          Heller's senior security interests
                                          therein, sufficient such that the Note
                                          Collateral has a fair market value of
                                          at least $75 million.

                                   For purposes of valuing the Note Collateral, fair market value shall be derived using a 6.5x EBITDA multiple with a minimum value for any facility that constitutes part of the Note Collateral of $10,000/unit.

Maturity                           Seven years from the Effective Date:

Interest Rate                      10.00% per annum cash pay, payable semi-
                                   annually in arrears.

Amortization                       None.

Mandatory Redemption               Newco will redeem the New Senior Secured
                                   Notes in whole or in part (on a pro rata basis or by pro rata :offer) in cash with the net proceeds from sales of Note Collateral.

Optional Redemptions               Newco must offer to purchase the New Senior
                                   Secured Notes in whole or in part (on a pro rata basis) in cash, with net proceeds of sales of assets other than Note Collateral and Heller collateral, and from net proceeds of refinancings of Note Collateral or other borrowings. In addition Newco, at its option, can redeem all the New Senior Secured Notes at any time after the Effective Date in cash.

Covenants                          Standard for this type of security.

New Junior Secured Notes
------------------------

Principal Amount                   $15,250,000

Collateral                         Junior security interest in the Note
                                   Collateral.

Maturity                           10 years from the Effective Date.

Interest Rate                      8.00% pay-in-kind (PIK) for the first three
                                   years post Effective Date and thereafter cash pay at 12.00%, payable semi-annually in arrears.

Amortization                       None.

Mandatory Redemption               Newco will redeem the New Junior Secured
                                   Notes after all New Senior Secured Notes in whole or in part (on a pro rata basis) in cash with the net proceeds from sales of Note
                                   Collateral.

Optional Redemption                Newco must offer to purchase the New Junior
                                   Secured Notes after extending an offer first to the New Senior Secured Notes in whole or in part (on a pro rata basis) in cash, with net proceeds of sales of assets other than Note. Collateral and Heller collateral, and from net proceeds of refinancings of Note
                                   Collateral or other borrowings In addition the Newco, at its option, can redeem all the Junior Notes at any time after the Effective
                                   Date in cash provided any outstanding Senior
                                   Notes are redeemed concurrently.

New Common Stock                   New Common Stock representing all equity in
----------------                   Newco not issued to holders of Old Equity.


MANAGEMENT/CORPORATE GOVERNANCE/MISC.
-------------------------------------

Hiring of Operations Consultant    The Company shall immediately employ Senior
                                   Services of America ("Consultant") as an operational consultant on terms and conditions acceptable to the Committee;
                                   provided however that the employment of
                                   Consultant shall not because to delay the Petition Date.

Management                         TBD in a manner acceptable to the Committee

Management Incentives              Management shall receive incentives in the
                                   form of options and other compensation to be determined by Newco's Board of Directors.

Corporate Governance of Newco      Newco's Board of Directors will consist of 7
                                   members, one of whom shall be either Bruce
                                   Toll or Leonard Tannenbaum, one of whom shall be another member of the Company's existing
                                   Board of Directors selected by the Committee, one of whom shall be Newco's Chief Executive
                                   Officer, and four of whom shall be designated by the Committee. Newco shall provide a reasonable amount of compensation and
                                   Directors and Officers liability insurance coverage for each board member. The Committee shall identify its designated members prior to the disclosure statement hearing.

OTHER MATERIAL TERMS
--------------------

Restructuring Expenses             The Company and its Subsidiaries will pay all
                                   reasonable expenses of the Committee and its members in connection with the restructuring:
                                   including (i) individual Committee members' reasonable out-of-pocket expenses (excluding attorneys' fees) associated with the negotiation and, to the extent an agreement is reached, facilitation of the anticipated restructuring; (ii) the Committee's professionals' reasonable fees and expenses;
                                   and (iii) the reasonable fees and expenses of the Trustee under each Indenture and its counsel.

Company's Cooperation in           The Transaction is conditioned upon the
Committee's Due Diligence          Company's cooperation in the continuing
                                   financial and legal due diligence review by the Committee.

Documentation                      All of the documents necessary or appropriate
                                   to facilitate the restructuring of the
                                   Company will be in form and substance
                                   satisfactory to the Company and the
                                   Committee.

Material changes                   There shall have been no material adverse
                                   change to the assets, liabilities or business prospects of the Company or its Subsidiaries or in the ability of the Company or its Subsidiaries to perform their respective obligations hereunder. Neither the Company nor its Subsidiaries shall engage in transactions outside the ordinary course of business, including the incurrence of any new indebtedness for borrowed money, amend in any negative way any terms of any existing indebtedness for borrowed money or make any payments or transfers to shareholders.

                                   EXHIBIT 1


                 Members of Unofficial Committee of Holders of the $86,250,000, 6% Convertible Subordinated Debentures due 2002 and the $75,000,000, 5.625% Convertible Subordinated Debentures due 2003
                   issued by Assisted Living Concepts, Inc.



LTC HEALTHCARE, INC.
LTC PROPERTIES, INC.
SUN TRUST EQUITABLE SECURITIES FOR THE ACCOUNT OF NATIONAL HEALTH INVESTORS,
INC.
DEEPHAVEN CAPITAL MANAGEMENT
JMG CAPITAL PARTNERS
TRITON CAPITAL INVESTMENTS, LTD
JMG CAPITAL MANAGEMENT MONEY PURCHASE PENSION PLAN

                                      15